SUPPLEMENT DATED MARCH 26, 2021

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2020

FOR MID-CAP GROWTH PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2020 for Mid-Cap Growth Portfolio, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus.  Remember to review the Prospectus for other important information.  Capitalized terms not defined herein are as defined in the Prospectus.

At a meeting held on March 24, 2021, the Board of Trustees of Pacific Select Fund, including a majority of the independent trustees, approved Delaware Investments Fund Advisers (“DIFA”) to serve as sub-adviser to the Mid-Cap Growth Portfolio (the “Fund”), replacing Ivy Investment Management Company (“Ivy”), effective upon the closing of the acquisition of Waddell & Reed Financial, Inc. (“W&R”) by Macquarie Group Limited (“Macquarie”) that is expected in mid-2021.  Ivy is a subsidiary of W&R and DIFA is a subsidiary of Macquarie.  Upon the closing, the sub-advisory services provided to the Fund will be transitioned from Ivy to DIFA.  As a result, all references to Ivy are deleted in their entirety and replaced with DIFA and all changes described in this supplement are effective as of the closing of Macquarie’s acquisition of W&R that is expected in mid-2021.  The same portfolio managers from Ivy who have been responsible for day-to-day management of the Fund will become officers of DIFA and will continue to have responsibility for the day-to-day management of the Fund.

The second paragraph in the Performance section is deleted and replaced with the following:

Delaware Investments Fund Advisers began managing the Fund in mid-2021.  Other firms managed the Fund before that date.

Form No.  15-50777-00

PSFSUP0321